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                                                                   Exhibit 10(j)

                                 NATIONAL UNION
                             FIRE INSURANCE COMPANY
[LOGO]                         OF PITTSBURGH, PA.
                                                        POLICY NUMBER:
                             A CAPITAL STOCK COMPANY     483  77  56

                             ADMINISTRATIVE OFFICE:
                      70 PINE STREET, NEW YORK, N.Y. 10270


The Company agrees with the insured named below, in consideration of the premium paid and subject to all terms and conditions set forth below that the insurance afforded by this policy shall follow all the terms and conditions of Policy Number 8103-53-79G issued by Federal Insurance Company (but not including any renewal or rewrite thereof unless otherwise specifically agreed in writing by the Company), except for any endorsements attached hereto.

NAMED INSURED: CLAIBORNE, LIZ INC

ADDRESS: 1441 BROADWAY
         NEW YORK, NY 10018-2002

POLICY PERIOD: August 11, 1996  to August 11, 1997

COVERAGE: EXCESS DIRECTORS AND OFFICERS LIABILITY AND CORPORATE REIMBURSEMENT

LIMIT OF LIABILITY: $10,000,000 EXCESS OF $15,000,000

PREMIUM: $90,000

RATE: FLAT

IN WITNESS WHEREOF, the Company has caused this policy to be signed by its President and Secretary at New York, New York and countersigned by a duly authorized representative of the Company.


/s/ Elizabeth M. Tuck
---------------------------------
       SECRETARY

FRANK CRYSTAL & CO., INC.               /s/ ILLEGIBLE
40 BROAD STREET                         ------------------------
NEW YORK, NY 10004                          PRESIDENT


258924
                                        /s/ ILLEGIBLE    SEP 20 96
                                        -------------------------
                                        AUTHORIZED REPRESENTATIVE
                                        Vice President - National Union

8136



NOTICE; THESE POLICY FORMS AND THE APPLICABLE RATES ARE EXEMPT FROM THE FILING REQUIREMENTS OF THE NEW YORK STATE INSURANCE DEPARTMENT. HOWEVER, SUCH FORMS AND RATES MUST MEET THE MINIMUM STANDARDS OF THE NEW YORK INSURANCE LAW AND REGULATIONS.